GUARANTY

         1. Definitions -- As used herein the following terms shall have the meanings indicated:

         "Undersigned" means the person, including any form of legal entity, or, if more than one, all of the persons by whom, or on whose behalf, this Guaranty is signed.

         "Bank" means CORESTATES BANK, N.A.

         "Principal Debtor" means KLEINERT'S INC. OF ALABAMA and KLEINERT'S INC. OF FLORIDA.

         "Principal Debtor's Liabilities to Bank" means all existing and future liabilities, whether absolute or contingent, of the Principal Debtor to the Bank of any nature whatsoever and out of whatever transactions arising.

         2. Continuing Guaranty -- The undersigned hereby unconditionally guarantees to the Bank the due performance, including, but not being limited to, the prompt payment when due, of the Principal Debtor's Liabilities to Bank. This Guaranty is a continuing one and shall be effective and binding on the Undersigned regardless of how long before or after the date hereof any of the Principal Debtor's Liabilities to Bank were or are incurred; provided, however, that any one of the Undersigned who gives written notice to Bank to that effect shall not be liable hereunder for such of the Principal Debtor's Liabilities to Bank as are incurred after the receipt by the Bank of such written notice, unless the same are renewals, extensions or modifications of liabilities theretofore existing or unless the Bank is bound by agreement entered into before the receipt of such notice to permit the same to be incurred.

         3. Amount of Liability -- The amount of the Undersigned's liability hereunder shall be unlimited.

         4. Unconditional Liability -- The liability of the Undersigned hereunder is absolute and unconditional and shall not be affected in any way by reason of (a) any failure to retain or preserve, or the lack of prior enforcement of, any rights against any person or persons (including the Principal Debtor and any of the Undersigned) or in any property, (b) the invalidity of any such rights which may be attempted to be obtained, (c) any delay in enforcing or failure to enforce any such rights even if such rights are thereby lost, or (d) any delay in making demand on the Undersigned for performance or payment of the Undersigned's obligations hereunder.

         5. Security Interest -- The Undersigned hereby assigns to the Bank and grants to the Bank a security interest in any balance or assets in any deposit or other account of the Undersigned in or with the Bank whenever and so long as any of


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the Principal Debtor's Liabilities to Bank shall be outstanding and unpaid and agrees that the security interest hereby granted shall be independent of the right of setoff.

         6. Waivers -- The Undersigned hereby waives all notices of any character whatsoever with respect to this Guaranty and the Principal Debtor's Liabilities to bank, including, but not being limited to, notice of the acceptance hereof and reliance hereon, of the present existence or future incurring of any of the Principal Debtor's Liabilities to Bank, of the amount, terms and conditions thereof, and of any defaults thereon. The Undersigned hereby consents to the taking of, or failure to take, from time to time without notice to the Undersigned, any action of any nature whatsoever with respect to the Principal Debtor's Liabilities to Bank and with respect to any rights against any person or persons (including the Principal Debtor and any of the Undersigned) or in any property, including, but not being limited to, any renewals, extensions, modifications, postponements, compromises, indulgences, waivers, surrenders, exchanges and releases, and the Undersigned will remain fully liable hereon notwithstanding any of the foregoing; provided, however, that the granting of a release of the liability hereunder of less than all of the Undersigned shall be effective with respect to the liability hereunder of the one or more who are specifically so released but shall in no way effect the liability hereunder of any other of the Undersigned. The Undersigned hereby waives the benefit of all laws now or hereafter in effect in any way limiting or restricting the liability of the Undersigned hereunder, including, without limitation, (a) all defenses whatsoever to the Undersigned's liability hereunder except the defense of payments made on account of the Principal Debtor's Liabilities to Bank and the Undersigned's liability hereunder, and (b) all rights to stay of execution and exemption of property in any action to enforce the liability of the Undersigned hereunder.

         7. Payment of Costs -- In addition to all other liability of the Undersigned hereunder and notwithstanding the limit, if any, set forth in paragraph 3 hereof, the Undersigned also agrees to pay to the Bank on demand all costs and expenses (including reasonable attorneys' fees and legal expenses) which may be incurred in the enforcement of the Principal Debtor's Liabilities to Bank or the liability of the Undersigned hereunder.

         8. Acceleration of Liabilities -- If any of the Principal Debtor's Liabilities is not duly performed, including the prompt payment when due of any amount payable thereon, all the Principal Debtor's Liabilities to Bank shall at the Bank's



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option be deemed to be forthwith due and payable for the purposes of this
Guaranty and the liability of the Undersigned hereunder.

         9. Financial Information Guarantor -- The Undersigned agrees to provide the Bank with such information on the business affairs and financial condition of the Undersigned as the Bank from time to time may reasonably request and to notify the Bank of any change in the address of the Undersigned. In the event that the Undersigned fails to comply with a request for information as herein agreed, within ten (10) days after receipt of the request, the Undersigned upon demand by the Bank agrees to purchase from the Bank without representation, warranty or recourse the Principal Debtor's Liabilities to Bank and to pay therefor the unpaid principal amount of all such Liabilities, including interest thereon to the date of purchase.

         10. Confession of Judgment -- The Undersigned hereby irrevocably authorizes and empowers any attorney of any court of record to appear for and confess judgment therein against the Undersigned, or any of them, for the amount for which the Undersigned may be or become liable to Bank under this Guaranty as evidenced by an affidavit signed by an officer of Bank setting forth the amount then due, plus 15% thereof, but no less than $500, as an attorney's commission, with costs of suit, release of errors, and without right of appeal. If a copy hereof, verified by an affidavit, shall have been filed in said proceeding, it shall not be necessary to file the original as a warrant of attorney. The Undersigned waives the right to any stay of execution and the benefit of all exemption laws now or hereafter in effect. No single exercise of the foregoing warrant and power to confess judgment shall be deemed to exhaust the power, whether or not any such exercise shall be held by any court to be invalid, voidable, or void, but the power shall continue undiminished and may be exercised from time to time as often as the Bank shall elect, until all sums payable or that may become payable by the Undersigned have been paid in full.

         11. No Subrogation -- So long as the Principal Debtor's Liabilities to Bank have been paid in full, no payment by the Undersigned pursuant to the provisions hereof shall entitle the Undersigned, by subrogation to the rights of the Bank or otherwise, to any payment by the Principal Debtor or out of the property of the Principal Debtor.

         12. Other Guaranties-- A subsequent guaranty by the Undersigned or any other guarantor of the Principal Debtor's Liabilities to Bank shall not be deemed to be in lieu of or to supersede or terminate this guaranty but shall be construed as an additional or supplementary guaranty unless otherwise expressly provided therein; and in the event the Undersigned or any other



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guarantor has given to the Bank a previous guaranty or guaranties, this guaranty shall be construed to be an additional or supplementary guaranty, and not to be in lieu thereof or to terminate such previous guaranty or guaranties unless expressly so provided herein.

         13. Miscellaneous -- If the Undersigned consists of more than one person, such persons shall be jointly and severally liable hereunder. This Guaranty shall inure to the benefit of the Bank, its successors, assigns, endorsees and any person or persons, including any banking institution or institutions, to whom the Bank may grant any interest in the Principal Debtor's Liabilities to Bank or any of them, and shall be binding upon the Undersigned and the Undersigned's executor, administrators, successors, assigns, and other legal representatives. The Undersigned intends this to be a sealed instrument and to be legally bound hereby. All issues arising hereunder shall be governed by the law of Pennsylvania.


                  Executed this 28th day of February, 1996.

KLEINERT'S INC.
120 W. Germantown Pike
Plymouth Meeting, PA  19462


By: ___________________________

Title: ________________________



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